CABA-201 Initial Clinical Data from the RESET-Myositis™ & RESET-SLE™ Phase 1/2 Trials JUNE 2024 Exhibit 99.1

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Today’s Agenda AGENDA TOPIC SPEAKER CABA-201 Overview Steven Nichtberger, MD Chief Executive Officer Current & Investigational Treatments for Patients with Autoimmune Disease Iain McInnes, MD, FRCP, PhD, FRSE, FMedSci Vice Principal and Head of the College of Medical, Veterinary and Life Sciences, Muirhead Chair of Medicine and Versus Arthritis Professor of Rheumatology at the University of Glasgow Initial CABA-201 Data in Myositis & Lupus David Chang, MD, MPH, FACR Chief Medical Officer Conclusions Steven Nichtberger, MD Chief Executive Officer Q&A

CABA-201: CD19-CAR T specifically designed for autoimmunity

Designed to replicate and expand on the academic clinical data that generated interest in the field

CABA-201 designed to optimize the potential safety and efficacy of CD19-CAR T for patients with autoimmune disease

Fully human anti-CD19 binder
Similar binding affinity and biologic activity to FMC63, with binding to the same epitopes[1,2]

Safety data in ~20 oncology patients evaluated and reported by IASO as part of a dual-CAR[3]

4-1BB costimulatory domain
Same domain as used in academic studies

CD3-zeta signaling domain



CABA-201

Key Questions for RESET™ Phase 1/2 Studies	
Safety of CABA-201	CABA-201 AE profile *CRS, ICANS, SAEs*
Dose selection *1 x 10^6 cells/kg*	PK – CAR T persistence PD – B cell depletion Autoantibody reduction Clinical outcomes

PK, pharmacokinetics; PD, pharmacodynamics, SAEs: serious adverse events
1. Peng, BinghaoJ, et al. Presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. Journal of Cellular Physiology. 2021;236(8): 5832-5847.
3. Evaluated as part of CT120, a dual-CD19xCD22 CAR T product candidate under development by Nanjing IASO Biotherapeutics, Co., Ltd. (IASO Bio).

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Innovative and scalable clinical strategy with potential for accelerated development path CABA-201 pipeline targeting a broad range of autoimmune diseases RESET™ – REstoring SElf-Tolerance; IMNM – Immune-mediated necrotizing myopathy; SLE – Systemic lupus erythematosus; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis, PV – Pemphigus vulgaris FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, mucosal pemphigus vulgaris, and MuSK-Ab positive MG. 1. Sub-study incorporated into DesCAARTes™ study. 2. Data cut-off as of 28 May 2024. Program Trial Preclinical Phase 1/2 Pivotal CABA-201 4-1BB CD19-CAR T RESET-Myositis™ CARTA Chimeric Antigen Receptor T cells for Autoimmunity RESET-SLE™ RESET-SSc™ RESET-MG™ RESET-PV™ Sub-study1 Dermatomyositis Anti-synthetase syndrome IMNM Lupus Nephritis Non-Renal SLE Skin + Organ Cohort AChR-Ab neg. gMG AChR-Ab pos. gMG Skin Cohort FTD Mucocutaneous & mucosal pemphigus vulgaris Juvenile Myositis Clinical & translational data2 support the selected single dose of CABA-201 at 1 x 106 cells/kg Rheumatology Neurology Dermatology Contains cohort(s) without preconditioning Pediatric Indication

Acceleration in enrollment anticipated in 2H24 with initial CABA-201 data & engaged clinical investigators Sites actively recruiting patients in the RESETTM clinical program1 5 patients enrolled across RESET-SLETM & RESET-MyositisTM, with 3 patients enrolled over the last 2 months 18 actively recruiting clinical sites in the U.S. across the RESETTM studies RESET-SScTM and RESET-MGTM trials now open for enrollment 1. As of June 12, 2024. SLE sites Myositis sites SSc sites MG sites

Current & Investigational Treatments for Patients with Autoimmune Diseases

Current therapies for autoimmunity do not achieve drug-free remission

Broad immunosuppression and chronic administration often required to achieve partial, transient responses

High Unmet Clinical Need in SLE & Myositis

Myositis



- High mortality due to lung & cardiac involvement[1]
- Only FDA & EMA-approved therapy is IVIg in DM[2]
- Many patients remain refractory to standard of care therapies – particularly high unmet need in IMNM[1]

Lupus



- Potential for life-threatening complications
- ~40% of patients with SLE develop LN[3,4]
    - ~25% risk of death or ESRD within 10y
- Incomplete responses despite chronic therapy

Current Therapies in Autoimmunity

- Broad immunosuppression
- Modest & inconsistent clinical responses
- Chronic therapy requirements

There is a need for durable, effective and safe therapies that reestablish immune tolerance to eliminate the need for long-term therapy[5,6]

(Hematopoietic stem cell transplant has been shown to be curative in systemic sclerosis but has increased mortality in the first year[6])

1. Khoo T, et al. *Nat Rev Rheumatol.* 2023;19(11):695-712.
2. Octapharma. Accessed June 10, 2024.
3. Hoover PJ, Costenbader KH. *Kidney Int.* 2016;90(3):487-92.
4. Hahn BH, et al. *Arthritis Care Res (Hoboken).* 2012; 64(6): 797–808.
5. Rosenblum MD, et al. Sci Transl Med. 2012;4(125):125sr1.
6. Swart J, et al. Nat Rev Rheumatol. 2017;13:244-256.

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Potential for treatment paradigm to evolve in autoimmunity

CAR T therapy has the potential to provide drug-free, durable & reliable responses

What are the clinical outcomes with autologous 4-1BB CD19-CAR T cell therapy?

Promising clinical responses reported in 15 patients with an academic 4-1BB CD19-CAR T[1-3]

100%	<7%	Within 7 months	2+ years
Clinical responses in SLE, myositis, SSc off immunosuppressive therapies	Rate of CRS more severe than fever (1/15) Rate of ICANS (1/15)	Repopulation of naïve B cells post-infusion	SLE drug-free remission with single infusion of CD19-CAR T[3]

How is CAR T cell therapy designed to reset the immune system?

A 'living drug' potentially enabling complete B cell depletion in the blood, tissues, lymph nodes & secondary lymphoid organs

While autologous CD19-CAR T has potential to deliver drug-free, durable & reliable responses, multiple other therapeutic modalities may find a role within the future treatment paradigm

CRS – Cytokine release syndrome; ICANS – Immune effector cell-associated neurotoxicity syndrome
1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
2. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
3. It has been publicly reported that one idiopathic inflammatory myopathy subject in this academic study had a reoccurrence of disease following ~18 months of clinical remission.

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Initial CABA-201 Data in Myositis & Lupus

Phase 1/2 Myositis Study for CABA-201

RESET Myositis™

Key inclusion criteria

- Age ≥18 and ≤75 with a definite or probable clinical diagnosis of IIM (2017 EULAR/ACR classification criteria)
- Diagnosis of antisynthetase syndrome (ASyS), dermatomyositis (DM), or immune-mediated necrotizing myopathy (IMNM) based on presence of serum myositis-specific antibodies
- Evidence of active disease despite prior or current treatment with standard of care

Key exclusion criteria

- Cancer-associated myositis
- Significant lung or cardiac impairment
- B cell-depleting agent within prior ~6 months
- Previous CAR T cell therapy and/or HSCT


Screening
Day 1
Day 29
Follow-up through year 3
ASyS n ≥6
DM cohort n ≥6
IMNM cohort n ≥6
Leukapheresis and CABA-201 production
Preconditioning with FLU and CY
Single infusion of CABA-201 (1 × 10^6 cells/kg)
Primary endpoint: Incidence and severity of adverse events
Secondary endpoints:
TIS
CK / muscle enzymes
Myositis-specific autoantibody levels
Adverse events
PK / PD analysis

Juvenile idiopathic inflammatory myopathy (JIIM, juvenile myositis) cohort recently incorporated into trial

CY, cyclophosphamide; EULAR/ACR, European Alliance of Associations for Rheumatology/America College of Rheumatology; FLU, fludarabine; HSCT, hematopoietic stem cell transplantation. TIS, Total Improvement Score.

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Phase 1/2 Lupus Study for CABA-201

RESET SLE

Key inclusion criteria

- Age ≥18 to ≤65 with an SLE diagnosis (2019 EULAR/ACR classification criteria)
- ANA+ or anti-dsDNA+ at screening
- For SLE (non-renal) cohort: active, moderate to severe SLE, SLEDAI 2K ≥8 despite standard therapy
- For Lupus Nephritis cohort: active, biopsy-proven LN class III or IV, ± class V

Key exclusion criteria

- B cell-depleting agent within prior ~6 months
- Previous CAR T cell therapy and/or HSCT
- Presence of kidney disease other than LN



Screening
Day 1
Day 29
Follow-up through year 3
SLE non-renal cohort n ≥6
LN cohort n ≥6
Leukapheresis and CABA-201 production
Preconditioning with FLU and CY
Single infusion of CABA-201 (1 × 10^6 cells/kg)
Primary endpoint: Incidence and severity of adverse events
Secondary endpoints:
• SLE disease activity (e.g., SLEDAI-2K)
• Complete renal response
• Adverse events
• PK / PD analysis
• Biomarker analyses

ANA, antinuclear antibody; SLEDAI-2K, Safety of Estrogens in Lupus Erythematosus National Assessment Systemic Lupus Erythematosus Disease Activity Index-2K.

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Metrics to assess outcomes of B cell depletion in autoimmunity

Translational & clinical parameters inform framework to evaluate advanced modalities in autoimmunity



CAR T &
B cell levels[1]
CD19-CAR T
Cells
Healthy B
cells
Autoreactive
B cells
Following treatment with autologous CD19-CAR T, 6 pts with 12+ mo. of drug-free remission, as reported by Erlangen group[2]
Naïve
B cells
Infusion
1 mo.
3 mo.
6 mo.
12+ mo.

Metrics of evaluation	Within 1 month	~3 months	Up to 12+ months
Translational measures	☑ B cell depletion: Timing & depth ☑ CAR T expansion: Magnitude & timing	☑ Autoantibody changes ☑ Vaccine titer changes ☑ Inflammatory marker changes	☑ Time to B cell repopulation ☑ B cell phenotype[3] ☐ Autoantibody changes
Clinical data	☑ Rate of CRS more severe than fever ☑ Rate & grade of ICANS ☑ Rate & severity of infection	☑ Early efficacy signals ☑ Rate & severity of infection	☐ Durability of clinical activity ☐ Rate & severity of infection
Patient experience	☑ Hospitalization requirements ☑ Apheresis & preconditioning ☑ Single vs. multiple infusions	☑ Chronic maintenance therapy / concomitant medications, if any	☐ Chronic maintenance / concomitant medications, if any

✓ Indicates data being presented for either or both of the first two patients in the RESET clinical program.
1. Illustrative graphic, adapted from Taubmann, J., et al. "OP0141 Long Term Safety and Efficacy Of CAR-T Cell Treatment in Refractory SLE-Data from the First Seven Patients." (2023): 93-94.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
3. Flow phenotyping data; confirmatory analyses ongoing.

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IMNM #1 SLE #1

Baseline characteristics of first two patients in RESET™ trials

Both patients with refractory disease, including to B cell-targeting antibodies & other agents

	RESET-Myositis Patient #1	RESET-SLE Patient #1
Age (years), sex	33, male	26, male
Cohort	IMNM	Non-renal SLE
Disease duration	~2 years	~6 years
Prior disease-specific therapy	IVIG, rituximab, MTX, glucocorticoids	Cyclophosphamide, voclosporin, belimumab, tacrolimus
Disease-specific therapy at screening	MTX, glucocorticoids	MMF, hydroxychloroquine, glucocorticoids
Autoantibodies	SRP, Ro-52	ANA, dsDNA
Disease activity[1]	MMT-8: 130, CK: 617	SLEDAI-2K: 26
Disease manifestations[1,2]	Muscle weakness, dysphagia	Vasculitis, arthritis, alopecia, hematuria, proteinuria (isolated class V LN), low complement

Expanding CD19-CAR T experience in IMNM & SLE

dsDNA, double-stranded DNA; IMNM, immune-mediated necrotizing myopathy; MMF, mycophenolate mofetil; MMT-8, manual muscle testing of 8 muscles; MTX, methotrexate; Ro-52, ribonucleoprotein 52; SRP, signal recognition particle.
1. Baseline=pre-preconditioning visit.
2. Disease manifestations were assessed according to Myositis Disease Activity Assessment Tool (MDAAT) and SLEDAI-2K for myositis and SLE, respectively.

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IMNM #1 SLE #1

CABA-201 was well-tolerated in initial patients

No CRS, ICANS or infections of any grade reported through follow-up period[1]

		RESET-Myositis Patient #1	RESET-SLE Patient #1
Dose of CABA-201		83 million (1 x 10^6/kg) CAR^+ cells	63 million (1 x 10^6/kg) CAR^+ cells
Duration of inpatient monitoring[2]		4 days	4 days
Adverse events[4]	CRS	None	None
	ICANS	None	None
	Infections	None	None
	Hypogammaglobulinemia	None	None
	Serious adverse events	None	None
Concomitant disease-specific therapy		Discontinued MTX prior to infusion; Prednisone discontinued day 3 post-infusion	Discontinued MMF and HCQ prior to infusion; Ongoing taper from prednisone 10mg daily by 8 weeks[3]
Duration of follow-up[1]		84 days	28 days

Vaccination titers preserved post-infusion, with no reported infections in the duration of follow-up period[1]

Both patients discharged after 4 days of monitoring post-infusion & neither received tocilizumab

1. Data cut-off as of 28 May 2024.
2. Protocol requires a minimum of 4-day hospitalization for monitoring.
3. PI-directed taper from 10mg daily prednisone.
4. Grade 4 leukopenia, neutropenia and lymphopenia reported for SLE Patient #1, the Grade 4 cytopenias resolved and were attributed to the preconditioning regimen (fludarabine and cyclophosphamide).

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CABA-201 exhibited anticipated profile of expansion and contraction1 CABA-201 demonstrated expansion & targeted B cell depletion Response appears to be consistent with published data of cryopreserved CAR T products as well as the expansion profile of BCMA-CAR T products in patients with multiple myeloma, in which the number of target cells is more similar to autoimmune disease than to B cell leukemias and lymphomas.2-6 Shah BD, et al. Lancet. 2021;398(10299):491-502. Awasthi R, et al. Blood Adv. 2020;4(3):560-572. IMNM #1 SLE #1 Expansion of CAR T cells to anticipated range suggests target engagement Complete B cell depletion achieved by day 15 on flow cytometry Peripheral peak CAR T expansion occurred at approximately 2 weeks & rapid contraction suggests systemic B cell aplasia was achieved 4.98% of T cells 3.32% of T cells CABA-201 cells/µL Blood 102 101 100 0 −5 0 5 10 15 20 25 30 Days post infusion SLE #1 IMNM #1 Preconditioning CABA-201 infusion CD19+ CD20+ B cells/µL 60 80 60 20 0 −5 0 5 10 15 20 25 30 Days post infusion Munshi NC, et al. N Engl J Med. 2021;384(8):705-716. Cohen AD, et al. Blood Cancer J. 2022;12(2):32. Müller F, et al. N Engl J Med. 2024;390(8):687-700.

Complete B cell depletion achieved by day 15 on flow cytometry & maintained in context of WBC recovery Systemic B cell depletion with CABA-201 WBC, white blood cell. 1. Nadir of lymphocyte count following fludarabine and cyclophosphamide administration estimated based on respective product labels.2,3 2. Fludarabine phosphate injection. Prescribing information. 2010. https://www.accessdata.fda.gov/drugsatfda_docs/label/2011/022137s003lbl.pdf. 3. Cyclophosphamide. Prescribing information. 2013. https://www.accessdata.fda.gov/drugsatfda_docs/label/2013/012141s090,012142s112lbl.pdf. B cell depletion was achieved & maintained in follow up or until naïve B cell recovery; early, transient leukopenia observed in both patients, as expected with preconditioning1 CD19+ CD20+ B cells/µL SLE #1 IMNM #1 Preconditioning CABA-201 infusion 0.0 −5 0 5 10 15 20 25 30 Days post infusion 2.5 5.0 7.5 10.0 103 cells/µL WBC Counts 0 −5 0 5 10 15 20 25 30 Days post infusion 2 4 6 8 103 cells/µL Neutrophil Counts 0.0 −5 0 5 10 15 20 25 30 Days post infusion 0.5 1.0 1.5 103 cells/µL Lymphocyte Counts 0.0 −5 0 5 10 15 20 25 30 Days post infusion 0.5 1.0 1.5 103 cells/µL Monocyte Counts 60 80 60 20 0 −5 0 5 10 15 20 25 30 Days post infusion CD19+ CD20+ B cell count Leukocyte counts IMNM #1 SLE #1

Antibody reduction & clinical improvement in disease activity as anticipated with follow-up of 12 weeks1 CK reduction & clinical improvement observed in SRP IMNM Data cut-off as of May 28, 2024. Luminex assay developed and performed by Cabaletta Labs. Qualitative commercial assay (Myositis Antigen Panel, performed at National Jewish Health Advanced Diagnostic Laboratories) suggests SRP54 antibody remains strongly positive at Week 12; Ro-52 normalizes by week 8. Based on patient’s moderate level of muscle disease at baseline, mild-moderate disability and limited extramuscular manifestations, the maximum achievable score is 70 points on the 100-point TIS scale. Patient treated in third-party CASTLE Phase I/II basket study, TIS data at Week 12 and 24 provided via personal communication with and as presented by Dr. Georg Schett at the EULAR 2024 symposium. Müller F, et al. N Engl J Med. 2024;390(8):687-700. IMNM #1 Discontinued all disease-specific therapies Disease markers continuing to trend positively Patient reported symptoms as much improved Disease activity & improvement measures Quantitative translational assay shows ongoing reduction in SRP & Ro-52 antibodies2,3 12-week TIS consistent with IMNM case report5 Baseline Week 4 ULN U/L 600 400 200 0 Week 8 Week 12 Creatine Kinase Normal strength MMT-8 150 140 130 120 Baseline Week 4 Week 8 Week 12 Score Major Score (points) 100 80 Minor Moderate 60 40 20 Week 24 Baseline Week 12 None TIS RESET-Myositis IMNM #1 patient treated with CABA-201 IMNM patient in CASTLE basket study5 ASyS patients treated at Univ. Hospital Erlangen via German expanded access program6 Academic published data overlaid for illustrative purposes SRP9 SRP54 SS-A/Ro-52 Week 8 Week 4 Baseline 10000 5000 0 Week 8 Week 4 Baseline 1500 500 2000 Week 12 1000 0 Net MFI Net MFI SRP

0 0 Month 3 Month 6 SLEDAI-2K Score 25 20 30 10 5 15 Academic published data for illustrative purposes 19 Trend toward improvement in disease manifestations with follow up of 4 weeks2 Early efficacy signals in first patient in non-renal SLE cohort1 Patient in non-renal SLE cohort due to isolated Class V LN. Data cut-off as of 28 May 2024. Baseline and Day 29 SLEDAI-2K score are reflective of disease activity at study visit day. SLE #1 Vasculitis, arthritis and hematuria resolved within 4 weeks despite discontinuation of all therapies at infusion other than ongoing taper from prednisone 10mg per day Alopecia Low complement Increased DNA binding4 Proteinuria5 Hematuria Arthritis Vasculitis 26 10 20 SLEDAI-2K3 10 0 Baseline Week 4 30 SLE patient #1 Academic SLE data6 4. Anti-dsDNA antibody titer decreased from 1:40 to 1:10 from Baseline to Week 4. 5. Urine Protein Creatinine Ratio decreased from 1.08 to 0.80 from Baseline to Week 4. 6. SLE patients treated at Univ. Hospital Erlangen via German expanded access program; Müller F, et al. N Engl J Med. 2024;390(8):687-700.

BAFF B cells Preconditioning CABA-201 infusion IMNM patient data provides insights supporting tissue-level effects of CAR T B cell repopulation occurred at 2 months in first IMNM patient Data cut-off as of May 28, 2024. IFNγ peak prior to peripheral CABA-201 peak suggests tissue-resident B cell cytotoxicity Systemic B cell depletion triggers BAFF to encourage bone marrow B cell repopulation IFN�� T cells Preconditioning CABA-201 infusion CABA-201 cells/µL Blood 102 101 100 0 −5 0 5 10 15 20 25 30 Days post infusion IFN�� (pg/mL) 150 100 50 0 IMNM #1 15000 10000 5000 0 0 25 50 Days post infusion CD19+ CD20+ B cells/µL BAFF (pg/mL) 80 60 40 20 0

Initial patient phenotyping data consistent with potential immune system reset; confirmatory analyses ongoing B cell repopulation with naïve B cells BCR, B cell receptor; Note: Flow plot gating reflects CD19+ CD20+ live lymphocytes. 1. Patient received multiple courses of rituximab, with most recent dose approximately 9 months prior to CABA-201 infusion. 2. Cambier JC, et al. Nat Rev Immunol. 2007;7(8):633-643. Pre-B cell Early Naïve (Transitional) B cell (CD38Hi CD24Hi) Naïve B cell (CD38Med CD24Med) Mature BCR Igα Igβ Bone marrow Periphery B cell precursors Image adapted from Cambier JC, et al. 2007.2 Pre-plasma/ plasma cell B Cell, % CD20 Baseline CD19 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 5.08 Week 12 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 6.56 107 Day 15 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 0 Week 8 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 7.02 CD38 CD24 106 105 104 0 0 104 106 105 106 105 104 0 0 104 106 105 106 105 104 0 0 104 106 105 B cell phenotyping data 1 Early Naïve (Transitional) B cell Naïve B cell Remaining CD19+ CD20+ B cells B cell maturation process1 Memory B cell

Conclusions

Key takeaways from initial CABA-201 data in first two patients[1]

CABA-201: Engineered specifically for autoimmune patients at the selected dose based on a construct design and function that is similar to the academic CD19-CAR T construct[2]

Safety of CABA-201	• In the first 2 patients (IMNM & SLE), CABA-201 was well-tolerated – No CRS, ICANS or infections reported through follow-up period
Dose selection *1 x 10^6 cells/kg*	• Clinical & translational data support the selected dose of CABA-201 – PK: IFNγ peak prior to peak of CABA-201 suggests tissue-level B cell cytotoxicity – PD: Systemic B cell depletion followed by repopulation with naïve B cells – Autoantibody levels: Decline generally consistent with Univ. Hospital Erlangen data[2] – Clinical & translational data: Improvement consistent with reported CD19-CAR T data[2,3]

18 clinical sites now enrolling patients in the CABA-201 RESET™ program across four trials – myositis, SLE/LN, systemic sclerosis and myasthenia gravis[4]

1. Data cut-off as of 28 May 2024.
2. Müller F, et al. N Engl J Med. 2024;390(8):687-700.
3. Third-party CASTLE Phase I/II basket study.
4. As of June 12, 2024.

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Realizing the vision to transform autoimmune disease treatment

Engineered CABA-201 specifically for use in autoimmune patients
- *Leveraging data from an academic 4-1BB CD19-CAR T construct with favorable safety data & durable, drug free remissions[1]*

Initiated CABA-201 dosing in two company-sponsored studies

Designed & implemented novel Phase 1/2 clinical program to accelerate path to approval
- *No requirement for dose escalation*
- *Independent, parallel 6-patient cohorts*
- *Broad portfolio of trials in autoimmunity*

Cash runway into 1H26

1H24:
No reported CRS or ICANS in first myositis or SLE patients[2]

Clinical update on each patient at EULAR symposium[2]

2H24:
Additional data from myositis & SLE trials

Initial clinical data in SSc & gMG trials

- **Evaluating CABA-201 without preconditioning in PV study**
- **Advancing program to potentially eliminate apheresis**
- **Securing scalable commercial manufacturing**

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; PV – Pemphigus vulgaris
1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
2. Data cut-off as of 28 May 2024.

Cabaletta Bio® 24

Q&A